UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2016

MaxLinear, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5966 La Place Court, Suite 100, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 692-0711

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 9, 2016, MaxLinear, Inc. (“MaxLinear”) announced that it entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Broadcom Corporation (“Broadcom”), pursuant to which Broadcom agreed to sell (and to cause its applicable subsidiaries to sell) to MaxLinear (or to MaxLinear’s applicable subsidiaries) certain intellectual property, contracts, and other assets with respect to its wireless infrastructure backhaul business.

On July 1, 2016, MaxLinear and Broadcom consummated the transactions contemplated by the Asset Purchase Agreement. Pursuant to the terms of the Asset Purchase Agreement, MaxLinear (or MaxLinear’s applicable subsidiaries) paid a total of $80.0 million to Broadcom (or to its applicable subsidiaries) as consideration for the assets acquired from Broadcom (or from its applicable subsidiaries). In addition, MaxLinear (or its applicable subsidiary) assumed certain specified liabilities of the wireless infrastructure backhaul business (including certain product warranty obligations) and will reimburse Broadcom (or its applicable subsidiary) for certain employment costs, in each case, as expressly set forth in the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to a copy of the Asset Purchase Agreement, which was filed as Exhibit 10.1 to MaxLinear’s Current Report on Form 8-K filed on May 9, 2016, and is incorporated herein by reference.

Item 8.01.	Other Events

On July 1, 2016, MaxLinear issued a press release announcing the consummation of the Asset Purchase Agreement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Abbreviated financial statements of the wireless infrastructure backhaul business will be filed by amendment to this report no later than seventy-one (71) calendar days following the date that this report is required to be filed.

(b)	Pro Forma Financial Information.

Unaudited abbreviated pro forma financial information will be filed by amendment to this report no later than seventy-one (71) calendar days following the date that this report is required to be filed.

(d)	Exhibits

Exhibit	Description

99.1	Press Release, dated July 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 1, 2016	MAXLINEAR, INC.

(Registrant)

	By:	/s/ Adam C. Spice
Adam C. Spice
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated July 1, 2016.